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                               EXHIBIT (5)(B)(1)

       AMENDED FORM OF APPLICATION FOR THE FIRST UNION "FLEXIBLE PREMIUM
                     INDIVIDUAL DEFERRED" VARIABLE ANNUITY
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Application for variable annuity
Issued by: PFL Life Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a check: PFL Life Insurance Company. Attn: Variable Annuity Dept.
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1. OWNER            In the event the owner is a trust, please provide verification of trustees.
---------------     Name:                                                                       Phone No.:
If no annuitant     ----------------------------------------------------------------------------------------------------------------
is specified in     Address:                                     City:                          State:                   Zip:
#2, the Owner       ----------------------------------------------------------------------------------------------------------------
will be the         [_] Male     [_] Female     SS#/TIN  [_][_][_]-[_][_]-[_][_][_]     Birthday  [_][_]/[_][_]/[_][_][_][_]
Annuitant.
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JOINT OWNER(S)      Name:                                                                       Phone No.:
---------------     ----------------------------------------------------------------------------------------------------------------
                    Address:                                     City:                          State:                   Zip:
                    ----------------------------------------------------------------------------------------------------------------
                    [_] Male     [_] Female     SS#/TIN  [_][_][_]-[_][_]-[_][_][_]     Birthday  [_][_]/[_][_]/[_][_][_][_]
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2. ANNUITANT        Name:                                                                       Phone No.:
---------------     ----------------------------------------------------------------------------------------------------------------
Complete only       Address:                                     City:                          State:                   Zip:
if different        ----------------------------------------------------------------------------------------------------------------
from Owner.         [_] Male     [_] Female     SS#/TIN  [_][_][_]-[_][_]-[_][_][_]     Birthday  [_][_]/[_][_]/[_][_][_][_]
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3. BENEFICIARY(IES) Primary:                               Relationship to Annuitant:                                            %
------------------  ----------------------------------------------------------------------------------------------------  ----------
                    Primary:                               Relationship to Annuitant:                                            %
                    ----------------------------------------------------------------------------------------------------  ----------
                    Contingent:                            Relationship to Annuitant:                                            %
                    ----------------------------------------------------------------------------------------------------  ----------
                    Contingent:                            Relationship to Annuitant:                                            %
                    ----------------------------------------------------------------------------------------------------  ----------
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4. TELEPHONE        Following is authorized to make telephone transfer requests (check one only):
TRANSFERS           [_] Owner(s) only, or
----------------    [_] Owner(s) and Owner's Registered Representative (Print Rep Name) __________________________________________
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5. ALLOCATION       Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
OF PREMIUM          If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS
----------------    VARIABLE OPTIONS:
                    AIM Variable Insurance Funds, Inc.                Franklin Templeton Variable Insurance Products Trust - Class 2
----------------    [_] Capital Appreciation Fund          ______.0%   [_] Franklin Small Cap Investment Fund             ______.0%
Initial Premium     [_] V.I. Growth and Income Fund        ______.0%   [_] Templeton Asset Strategy Fund                  ______.0%
$                   [_] V.I. International Equity Fund     ______.0%   [_] Templeton International Securities Fund        ______.0%
----------------    [_] V.I. Value Fund                    ______.0%   [_] Templeton Developing Markets Securities Fund   ______.0%
Make check          [_] V.I. Dent Demographics Trends Fund ______.0%
payable to PFL                                                         MFS Variable Insurance Trust
Life Insurance      Davis Variable Account Fund, Inc.                  [_] MFS Emerging Growth Series                     ______.0%
Company.            [_] Davis Value Portfolio              ______.0%   [_] MFS Research Series                            ______.0%
Type of Annuity;                                                      [_] MFS Total Return Series                        ______.0%
[_] Non-qualified Evergreen Variable Trust                            [_] MFS Utilities Series                           ______.0%
Qualified Types:    [_] VA Fund                            ______.0%
Also complete       [_] Foundation Fund                    ______.0%   Oppenheimer Variable Accounts Funds
Section 6.          [_] VA Growth and Income Fund          ______.0%   [_] Capital Appreciation Fund/VA                   ______.0%
[_] IRA             [_] Global Leaders Fund                ______.0%   [_] Main Street Growth and Income Fund/VA          ______.0%
[_] Roth IRA        [_] VA International Growth Fund       ______.0%   [_] Multiple Strategies Fund/VA                    ______.0%
[_] SEP/IRA         [_] VA Capital Growth Fund             ______.0%   [_] Strategic Bond Fund/VA                         ______.0%
[_] 403(b)          [_] VA Growth Fund                     ______.0%
[_] Keogh           [_] VA High Income Fund                ______.0%   Putnam Variable Trust - Class 1B
[_] Roth                                                               [_] VT Global Growth Fund                          ______.0%
    Conversion      Federated Insurance Series                         [_] VT Growth and Income Fund                      ______.0%
[_] Other _____     [_] American Leaders Fund II           ______.0%   [_] VT Growth Opportunities Fund                   ______.0%
_______________     [_] High Income Bond Fund II           ______.0%   [_] VT Money Market Fund                           ______.0%
_______________                                                        [_] VT New Value Fund                              ______.0%
                    Fidelity Variable Insurance Products
                    [_] VIP III Growth Opportunities                   __________________________________                 ______.0%
                        Portfolio                          ______.0%   __________________________________                 ______.0%
                    [_] VIP II Index 500 Portfolio         ______.0%   __________________________________                 ______.0%
                    [_] VIP II Investment Grade Bond                   __________________________________                 ______.0%
                        Portfolio                          ______.0%
                    [_] VIP High Income Portfolio          ______.0%
                    [_] VIP Growth Portfolio               ______.0%
                    [_] VIP Equity Income Portfolio        ______.0%

                    FIXED OPTIONS:

                    [_] Dollar Cost Averaging                                   . Policy values, when allocated to any of
                    (Must complete section 7)              ______.0%              the Variable Options are not guaranteed
                                                                                  as to fixed dollar amount.
                    [_] 1 Year Guarantee Period            ______.0%
                    [_] 3 Year Guarantee Period            ______.0%            . When funds are allocated to Fixed
                    [_] 5 Year Guarantee Period            ______.0%              Account Guarantee Periods, policy
                    [_] 7 Year Guarantee Period            ______.0%              values under policy may increase or
                                                                                  decrease in accordance with Excess
                    Total Variable and Fixed               _____100%              Interest adjustment prior to the end
                                                                                  of Guarantee Period.
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6. QUALIFIED PLAN IRA / SEP / ROTH IRA                                            ROTH IRA Rollover
INFORMATION         $________ Contribution for tax year ________                  [_][_]/[_][_]/[_][_][_][_] Date first established
----------------    $________ Trustee to Trustee Transfer                                                     or date of conversion
                    $________ Rollover from [_] IRA [_] 403(b) [_] Pension        $____________________ Portion previously taxed
                              [_] Other _________________________________
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RBKVA-APP R299                                                                                                       STANDARD
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7. DOLLAR COST               Transfer Frequency:            Transfer to (indicate investment option and percentage):
AVERAGING                    DCA Program Options
PROGRAM                      [_] 6 month program            _________________________ _____.0%   _________________________ _____.0%
                             [_] 12 month program           _________________________ _____.0%   _________________________ _____.0%
Authorized by Owner          Number of transfers ______     _________________________ _____.0%   _________________________ _____.0%
signature in Section 11.                                    _________________________ _____.0%   _________________________ _____.0%
                             Other Frequency Options        _________________________ _____.0%   _________________________ _____.0%
                             [_] Monthly (6 min, 24 max)    _________________________ _____.0%   _________________________ _____.0%
                             [_] Quarterly (4 min, 8 max)                                                               Total: 100%
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8. OTHER                     Family Income Protector Option:

Please complete.             [_] NO  [_] YES (Available at an additional cost, see prospectus)
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9. MINIMUM                   Your selection cannot be changed after the policy has been issued.  If no option
DEATH BENEFIT                is specified, Option A will apply.

Select one.                  [_] Option A- Return of Premium Death Benefit. Annual Mortality and Expense
                             (M&E) Risk Fee and Administrative Charge is 1.25%.

                             [_] Option B- 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of
                             80: Annual M&E Risk Fee and Administrative Charge is 1.40%.

                             [_] Option C- Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80:
                             Annual M&E Risk Fee and Administrative Charge is 1.40%.
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10. REPLACEMENT              Will this annuity replace or change any existing annuity or life insurance? [_] No  [_] Yes
INFORMATION                  (If Yes, complete the following)

                             Company:                                         Policy No:
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11. SIGNATURE(S)             . Unless I have notified the Company of a community or marital property interest in this policy, the
OF AUTHORIZATION               Company will rely on a good faith belief that no such interest exists and will assume no
ACCEPTANCE                     responsibility for inquiry.

                             . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

                             . I (we) am in receipt of a current prospectus for this variable annuity.

                             . This application is subject to acceptance by PFL Life. If this application is rejected for any reason, PFL Life will be liable only for return of premiums paid.

                             [_] Check here if you want to be sent a copy of Statement of Additional Information.

                             I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

                             Signed at   City:                       State:                   Date:
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                             Owner(s):                                      Annuitant (if not Owner):
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12. AGENT                    Do you have any reason to believe the annuity applied for will replace or change any existing annuity
INFORMATION                  or life insurance?   [_]   No   [_]  Yes

                             I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER
                             NEEDS.

                             Registered Representative/
                             Licensed Agent Name (please print):                              Signature:
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                             Phone No.:                       SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]           [_] A [_] B [_] C
                             --------------------------------
                             PFL Life Agent #:
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                             Firm Name:
                             -------------------------------------------------------------------------------------------------------
                             Firm Address:
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